UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February18, 2011 (February 18, 2011)

EARTHLINK, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State of Incorporation)	001-15605 (Commission File Number)	58-2511877 (I.R.S. Employer Identification No.)

1375 Peachtree St., Atlanta, Georgia  30309

(Address of principal executive offices)  (Zip Code)

(404) 815-0770

(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 21, 2011, the Board of Directors of EarthLink, Inc. (the “Company”), upon recommendation of the Corporate Governance and Nominating Committee, appointed Nathaniel A. Davis as a director effective immediately.

Mr. Davis has served as managing director of RANND Advisory Group, a business consulting group which advises venture capital and telecommunications firms providing due diligence, business process improvement, sales process improvement and management development, since 2003.  From 2006 to 2008, Mr. Davis also served as Chief Executive Officer and President of XM Satellite Radio, a leading broadcaster of satellite radio systems.  He also served from 1999 to 2008 on the XM Satellite Radio Board of Directors. Mr. Davis served as Executive in Residence of Columbia Capital, a venture capital franchise, from 2003 to 2006. From 2000 to 2003, Mr. Davis was President and Chief Operating Officer, and Board Member of, XO Communications Inc., a telecommunications service provider.  XO Communications, Inc. filed for Chapter 11 bankruptcy in June of 2002 and emerged from bankruptcy in January 2003. Mr. Davis has also held senior executive positions at Nextel Communications, as Executive Vice President, Network and Technical Service, MCI Telecommunications U.S., as Chief Financial Officer, and MCI Metro, as President and Chief Operating Officer.  Mr. Davis served from August 2005 to December 2008 on the Board of Directors of Charter Communications, a cable television operator. Mr. Davis currently serves as a director of K12 Inc., an online educational services provider.

Mr. Davis does not have any relationship with the Company that would require disclosure pursuant to Item 404(a) of the Securities and Exchange Commission Regulation S-K.  Mr. Davis does not have a direct or indirect material interest in any existing or currently proposed transaction to which the Company is or may become a party.

On February 18, 2011, Terrell B. Jones notified the Board of Directors that he would be resigning from the Board.  His resignation will be effective March 18, 2011.

On February 22, 2011, the Company issued a press release announcing the appointment of Mr. Davis and the resignation of Mr. Jones.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated here by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated February 22, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

Date:  February 22, 2011

EARTHLINK, INC.

By:	/s/ Bradley A. Ferguson
Bradley A. Ferguson
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 22, 2011